Income Taxes	3 Months Ended	12 Months Ended
	Jun. 30, 2011	Mar. 31, 2011
Notes to Financial Statements
Income Taxes

NOTE 6 - INCOME TAXES

The tax effect of temporary differences that give rise to significant portions of the deferred tax asset at March 31, 2011 and 2010 are presented below:

	2011	2010
Deferred tax assets:
Net operating loss carryforwards	$2,981,000	$2,661,000
Less valuation allowance	(2,981,000)	(2,661,000)

Net deferred tax assets	$--	$--

As of March 31, 2011 and 2010, we had net operating loss carry-forwards of approximately $8,518,000 and $7,603,000 available to offset future taxable Federal and state income. The Federal and state net operating loss carryforwards expire at various dates through 2026 and 2031, respectively. The Company has no uncertain tax positions under ASC 740-10.

Section 382 of the Internal Revenue Code may limit utilization of our Federal and California net operating loss carryforwards upon any change in control of the Company.